UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                     Resignation of Director.  As previously disclosed, BlackRock Mortgage Ventures, LLC (“BlackRock”) owns in excess of 20% of the equity interests in PennyMac Financial Services, Inc. (the “Company”).  BlackRock is an affiliate of BlackRock, Inc. (“BRI”), which is deemed to be a non-bank subsidiary of The PNC Financial Services Group, Inc. (“PNC”) as a result of PNC’s ownership interest in BRI.  Due to these relationships, the Company is also deemed to be a non-bank subsidiary of PNC and, therefore, required to comply with The Depository Institution Management Interlocks Act of 1978 and the implementing regulations adopted thereunder (collectively, the “Interlocks Act”).  Under the Interlocks Act, no director of the Company may serve at the same time as either a director or a “senior executive officer” (as defined in 12 CFR 303.101(b)) of a depository institution or a depository holding company that is not affiliated with the Company and holds assets in excess of $1.5 billion.

One of our directors, John Taylor, serves on the board of directors of an unaffiliated depository institution with assets in excess of $1.5 billion.  Accordingly, on June 24, 2014, Mr. Taylor informed the Company’s Board of Directors (the “Board”) that he would be resigning from the Board, effective July 1, 2014, in order to ensure the Company’s compliance with the Interlocks Act.  Mr. Taylor’s decision to resign was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

(d)                     Appointment of Director.  On June 24, 2014, the Board elected Patrick Kinsella to fill the vacancy created by the departure of Mr. Taylor, effective July 1, 2014.  Mr. Kinsella will serve until the Company’s 2015 annual meeting of stockholders and his successor has been duly elected and qualified. Prior to his retirement as a senior audit partner with KPMG LLP (“KPMG”) in May 2013, Mr. Kinsella spent over 35 years at KPMG serving clients generally concentrated in the financial services sector, including banks, thrifts, mortgage companies, automotive finance companies, alternative investment companies and real estate companies. The Board has determined that Mr. Kinsella is independent under the current New York Stock Exchange independence requirements and the Securities and Exchange Commission (“SEC”) rules.  Mr. Kinsella will serve on the Board’s Related-Party Matters Committee and its Audit Committee, for which he will serve as Chairman and an “audit committee financial expert” as that term is defined by the SEC.

In consideration for his services as a director, Mr. Kinsella will be entitled to receive compensation on the same terms and in the same amounts as the other independent directors.  Accordingly, Mr. Kinsella will receive an annual base retainer of $65,000, as well as additional annual committee retainers of $10,750 for serving as Chairman of the Audit Committee and $5,750 for serving as a member of the Related-Party Matters Committee.  In connection with his election to the Board, Mr. Kinsella will receive a one-time equity grant of approximately $87,000 in restricted stock units under the Company’s equity incentive plan. One-third of such restricted stock units shall vest on each of the first, second and third anniversaries of the grant date, subject to continued service through each vesting date. Each such restricted stock unit represents a contingent right to receive one share of the Company’s Class A common stock upon settlement.

In connection with his election, the Company will enter into an indemnification agreement with Mr. Kinsella in the same form that the Company has entered into with its other directors.  There are no arrangements or understandings pursuant to which Mr. Kinsella was elected as a director, and there are no related party transactions between the Company and Mr. Kinsella.

Item 8.01                   Other Events.

The Company is also filing this Current Report on Form 8-K to retrospectively adjust certain prior period amounts to conform with the segment reporting changes made in connection with changes in the information used by the Company’s chief operating decision maker which resulted in a re-evaluation of how we identify our operating segments.

On May 15, 2014, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Form 10-Q).  As disclosed in the Form 10-Q, the Company enhanced its segment reporting structure as part of a continuing development of its internal management reporting. Such development resulted in changes in the information used by the Company’s chief operating decision maker and a re-evaluation of the new information in relation to the Company’s operating segments.

The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must retrospectively adjust the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the accounting change. Accordingly, the Company is filing this Form 8-K, in part, to retrospectively adjust the segment information included in the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. These updates have no effect on the Company’s previously reported results of operations, financial position or cash flows. All other information in the Form 10-K remains unchanged and has not been otherwise updated for events occurring after December 31, 2013. The retrospectively adjusted information of Items contained in the Company’s 2013 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

As a result of the new reporting used by the chief operating decision maker, management concluded that its mortgage banking operations should be disclosed as two segments: loan production and loan servicing. Accordingly, the Company now reports its business activities in three segments: loan production, loan servicing and investment management.

To reflect the enhanced segment reporting structure, the information contained in this Current Report on Form 8-K updates and supersedes the original filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Form 10-K”), as described in Item 9.01.  All updates to the Company’s Form 10-K relate solely to the presentation of segment-specific disclosure on a basis consistent with the current segment reporting structure.  The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Form 10-K, which was filed with the Securities and Exchange Commission on March 14, 2014.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1

Updates, where applicable, to Part I — Item 1. Business to conform to our new segment reporting structure (excluding the Compliance and Regulatory and Employees sections which were not affected by the new segment reporting structure).

99.2

Updates, where applicable, to Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations to conform to our new segment reporting structure (excluding the Observations on Current Market Condition, Reporting Metrics and Prospective Trends, Other Factors Influencing Our Results, Critical Accounting Policies, Balance Sheet Analysis, Cash Flows, Liquidity and Capital Resources, and Off-Balance Sheet Arrangements and Aggregate Contractual Obligations sections which were not affected by the new segment reporting structure).

99.3

Updated Part II — Item 8. Financial Statements and Supplementary Data (including information incorporated therein by reference from Part IV) to conform to our new segment reporting structure (including revisions to Note 26) (excluding the Exhibit List in Item 15 of Part IV which was not affected by the new segment reporting structure).

101**

Interactive Data Files Pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012, (ii) the Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011, (iii) the Consolidated Statements of Changes in Members’ Equity for the years ended December 31, 2013, 2012 and 2011, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011 and (v) the Notes to the Consolidated Financial Statements.

**          Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not otherwise subject to liability under those sections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: June 27, 2014	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.
99.1

Updates, where applicable, to Part I — Item 1. Business to conform to our new segment reporting structure (excluding the Compliance and Regulatory and Employees sections which were not affected by the new segment reporting structure).

99.2

Updates, where applicable, to Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations to conform to our new segment reporting structure (excluding the Observations on Current Market Condition, Reporting Metrics and Prospective Trends, Other Factors Influencing Our Results, Critical Accounting Policies, Balance Sheet Analysis, Cash Flows, Liquidity and Capital Resources, and Off-Balance Sheet Arrangements and Aggregate Contractual Obligations sections which were not affected by the new segment reporting structure).

99.3

Updated Part II — Item 8. Financial Statements and Supplementary Data (including information incorporated therein by reference from Part IV) to conform to our new segment reporting structure (including revisions to Note 26) (excluding the Exhibit List in Item 15 of Part IV which was not affected by the new segment reporting structure).

101**

Interactive Data Files Pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012, (ii) the Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011, (iii) the Consolidated Statements of Changes in Members’ Equity for the years ended December 31, 2013, 2012 and 2011, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011 and (v) the Notes to the Consolidated Financial Statements.

**          Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not otherwise subject to liability under those sections.